UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Trustmark Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
P.O. BOX 291 JACKSON, MS 39205-0291	TRUSTMARK CORPORATION 2024 Annual Meeting Vote by April 22, 2024 11:59 PM ET. For shares held in a Plan, vote by April 17, 2024 11:59 PM ET.

V32437-P05702-Z86973

You invested in TRUSTMARK CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 23, 2024.

Get informed before you vote

View the 2024 Notice and Proxy Statement, 2023 Year in Review and 2023 Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors - To elect a board of eleven directors to hold office for the ensuing year or until their successors are elected and qualified. Nominees:
1a.	Adolphus B. Baker	For

1b.	William A. Brown	For

1c.	Augustus L. Collins	For

1d.	Tracy T. Conerly	For

1e.	Duane A. Dewey	For

1f.	Marcelo Eduardo	For

1g.	J. Clay Hays, Jr., M.D.	For

1h.	Gerard R. Host	For

1i.	Harris V. Morrissette	For

1j.	Richard H. Puckett	For

1k.	William G. Yates III	For

2.	To provide advisory approval of Trustmark’s executive compensation.	For

3.	To approve the Trustmark Corporation Stock and Incentive Compensation Plan.	For

4.	To ratify the selection of Crowe LLP as Trustmark’s independent auditor for the fiscal year ending December 31, 2024.	For

5.	To transact such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V32438-P05702-Z86973